UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

Astec Industries, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.20 par value)	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

General

On November 12, 2026, Astec Industries, Inc. (“Astec”) entered into that certain Stock Purchase Agreement (the “Agreement”) with Komatsu America Corp., a Georgia corporation (“Purchaser”), and two wholly owned subsidiaries of Astec: (i) Roadtec, Inc., a Tennessee corporation (“Roadtec”), and (ii) Carlson Paving Products, Inc., a Washington corporation (“Carlson” and, together with Roadtec, the “Companies”). Pursuant to the terms of the Agreement, and subject to the terms and conditions set forth therein, Astec has agreed to sell all of the issued and outstanding capital stock in each of the Companies to Purchaser (the “Transaction”).

Purchase Price

The aggregate purchase price for the Transaction is $75,000,000 in cash on a cash-free, debt-free basis, subject to a customary purchase price adjustment, including a working capital adjustment and reduction for certain specified debt-like items and transaction expenses, all as set forth in the Agreement.

Representations and Warranties; Closing Conditions

The Agreement contains customary representations and warranties, which generally survive for 15 months following the closing of the Transaction (the “Closing”), with the fundamental representations surviving for six years.

The consummation of the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of customary closing conditions, including, among other things, the absence of any law or order preventing the Closing, the accuracy of the parties' representations and warranties (subject to specified materiality standards), performance in all material respects of covenants, the absence of a material adverse effect, completion of the Pre-Closing Restructuring (as defined below), the entry into retention agreements with certain employees of the Companies and certain third party consents.

Pre-Closing Restructuring

Prior to Closing, Astec will complete certain pre-closing restructuring transactions (the “Pre-Closing Restructuring”) intended to further effect the separation of the business conducted by the Companies (the “Business”) from any businesses retained by Astec.

Covenants and Indemnification

The Agreement contains customary covenants, including covenants regarding the conduct of the Business between signing and Closing, efforts to consummate the Transaction, and Astec's agreement not to solicit alternative acquisition proposals. Astec has agreed to provide indemnification for, among other things, liabilities related to (i) breaches of its representations, warranties and certain covenants, (ii) certain pre-Closing taxes, (iii) the Pre-Closing Restructuring, (iv) Astec’s retained businesses and certain other excluded liabilities and (v) certain other specified matters, in each case, subject to the limitations and procedures set forth in the Agreement.

Termination

The Agreement contains customary termination rights, including the right of either Astec or Purchaser to terminate the Agreement if the Closing has not occurred by March 1, 2027, as such date may be extended in certain circumstances.

Ancillary Agreements

At the Closing, Astec and Purchaser will enter into an escrow agreement (along with an escrow agent), a transition services agreement for services provided by Astec to the Companies during a transitional period and a restrictive covenant agreement containing certain non-competition and non-solicitation covenants binding Astec and its subsidiaries with respect to the Business for a specified period following Closing.

Qualification

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 12, 2026, Astec issued a news release, announcing the Transaction. A copy of the news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, the anticipated benefits, financial effects and timing of the proposed divestiture of the Business. Statements in this Current Report that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “forecast,” “management is of the opinion,” use of the future tense and similar words or phrases. These forward-looking statements are based largely on management’s expectations, which are subject to a number of known and unknown risks, uncertainties and other factors. These risks and uncertainties include, but are not limited to: the timing to consummate the divestiture of the Business and the risk that the divestiture of the Business may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement; the risk that the conditions to the closing of the divestiture of the Business may not be satisfied or waived; the diversion of management’s time on transaction-related issues; the ability to successfully divest the Business and realize the anticipated benefits of the divestiture of the Business, including cost savings and other efficiencies from the divestiture of the Business; and other risks discussed and described in Astec’s most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A, “Risk Factors,” thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission. All forward-looking statements included in this Current Report are based on information available to us on the date hereof, and Astec assumes no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of November 12, 2026, by and among Komatsu America Corp., Roadtec, Inc., Carlson Paving Products, Inc. and Astec Industries, Inc.

99.1	News Release dated November 12, 2026

104	Cover Page Interactive Data File embedded within the Inline XBRL document

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Astec agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: November 12, 2026	By:	/s/ Edward Terrell Gilbert
Edward Terrell Gilbert
General Counsel, Chief Compliance Officer & Corporate Secretary